                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       May 9, 2002

                       Nucentrix Broadband Networks, Inc.
--------------------------------------------------------------------------------
               (Exact name of Company as specified in its charter)

Delaware                                              0-23694                                            73-1435149
-------------------------------------------------------------------------------------------------------------------
(State or other jurisdiction                 (Commission File Number)             (IRS Employer Identification No.)
of incorporation)


4120 International Parkway, Suite 2000, Carrollton, Texas                                                75007-1906
-------------------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                                                 (Zip Code)


                                 (972) 662-4000
--------------------------------------------------------------------------------
                (Company's telephone number, including area code)


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits.

               16.1 Letter dated May 17, 2002, from KPMG LLP to the Securities and Exchange Commission.

               99.1* Letter dated May 9, 2002, from KPMG LLP to the Company.

               99.2* Letter dated May 9, 2002, from the Company to KPMG LLP.

               ----------
               *Previously filed.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NUCENTRIX BROADBAND NETWORKS, INC.


Date: May 21, 2002                  By: /s/ J. David Darnell
                                       -----------------------------------------
                                       J. David Darnell
                                       Senior Vice President and Chief
                                       Financial Officer

                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DOCUMENT DESCRIPTION
-------           --------------------
16.1              Letter dated May 17, 2002, from KPMG LLP to the Securities and
                  Exchange Commission.

99.1*             Letter dated May 9, 2002, from KPMG LLP to the Company.

99.2*             Letter dated May 9, 2002, from the Company to KPMG LLP.


----------
*Previously filed.